                                                                   Exhibit 10.12


                       FIRST AMENDMENT TO SECOND AMENDED
                      AND RESTATED STOCKHOLDERS AGREEMENT

         This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "First Amendment") is made as of December 31, 1996 by and among CITADEL COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company"); ABRY BROADCAST PARTNERS II, L.P., a Delaware limited partnership ("ABRY"); ABRY/CITADEL INVESTMENT PARTNERS, L.P., a Delaware limited partnership ("ABRY/CIP"); BAKER, FENTRESS & COMPANY, a Delaware corporation ("BFC"); OPPENHEIMER & CO., INC., a Delaware corporation ("Oppenheimer") BANK OF AMERICA ILLINOIS, an Illinois banking corporation formerly known as Continental Bank, N.A. ("BofA"); CHRISTOPHER J. PERRY, ROBERT F. PERILLE, M. ANN O'BRIEN, FORD S. BARTHOLOW, JEFFREY M. MANN, MATTHEW W. CLARY, SHERYL E. BARTOL, and ANDREA P. JOSELIT (Bartol and Joselit being successors in interest to Thomas E. Van Pelt, Jr.) (collectively, the "BofA Co-Investors"); FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"); THE ENDEAVOUR CAPITAL FUND LIMITED PARTNERSHIP, an Oregon limited partnership ("Endeavour"); JOSEPH P. TENNANT, THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94, BABSON CAPITAL PARTNERS LIMITED PARTNERSHIP, an Oregon limited partnership; TAL JOHNSON, EDWARD T. HARDY, and RALPH W. MCKEE (collectively, the "Endeavour Co-Investors"); and LAWRENCE R. WILSON (the "Executive"), and CLAIRE WILSON ("CW").

                                    RECITALS

         A. As of June 28, 1996, the Company and certain other parties entered into that certain Securities Purchase and Exchange Agreement (the "Securities Purchase and Exchange Agreement"). In connection with the execution of the Securities Purchase and Exchange Agreement, that certain Second Amended and Restated Stockholders Agreement as of June 28, 1996 (the "Stockholders Agreement") was executed by the parties thereto. Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to those terms in the Stockholders Agreement.

         B. Endeavour and the Endeavour Co-Investors are the sole owners of all of the outstanding preferred stock of Deschutes River Broadcasting Inc., an Oregon corporation ("Deschutes"). As of August 30, 1996, the Company, Citadel Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of the Company ("CAC"), and Deschutes entered into that certain Merger Agreement (the "Merger Agreement"). As of September 17, 1996, CAC changed its name to Deschutes License, Inc. ("DLI"), and as of December 18, 1996 DLI assigned its rights under the Merger Agreement to Deschutes Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of the Company ("DAC"). Pursuant to the Merger Agreement, Deschutes and DAC will merge, with DAC to be the surviving corporation. In consideration of such merger, Endeavour, the Endeavour Co-Investors and the holders of the Common Stock of Deschutes will receive Class A Common Stock, Series E Preferred Stock and/or options to purchase Class A Common Stock.

         C. In order to induce Endeavour and the Endeavour Co-Investors to permit the transactions contemplated by the Merger Agreement, the parties to this First Amendment wish to amend the Stockholders Agreement to grant Endeavour and the Endeavour Co-Investors all of the rights (and make Endeavour and the Endeavour Co-Investors subject to all of the obligations) as Investors under the Stockholders Agreement by amending the Stockholders Agreement to make Endeavour and the Endeavour Co-Investors parties to the Stockholders Agreement.

         D. In connection with the transactions contemplated by the Merger Agreement, the Company, Endeavour, the Endeavour Co-Investors, and certain other parties have also agreed to enter into the following agreements, each of even date herewith: that certain First Amendment to Third Amended and Restated Registration Rights Agreement; that certain First Amendment to Securities Purchase and Exchange Agreement; that certain First Amendment to Amended and Restated Voting Agreement; and that certain Security Holder Agreement (the "Endeavour Proxy") (together with this First Amendment, the Merger Agreement, and the transactions contemplated thereby, the "Contemplated Transactions").

         ACCORDINGLY, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this First Amendment agree as follows:

         1. Consents and Waivers. Each of the parties hereto hereby consents to this First Amendment and the inclusion of Endeavour and the Endeavour Co-Investors as "Investors" under the Stockholders Agreement pursuant to the terms and conditions of this First Amendment. Further, each of the parties hereto waives in connection with the Contemplated Transactions any preemptive rights he/she/it may possess pursuant to Section 2 of the Stockholders Agreement.

         2. Amendments.

                  2.1. Section 1 of the Stockholders Agreement is amended by adding the following definitions in appropriate alphabetical order:

                  "Endeavour" shall mean and refer to The Endeavour Capital Fund Limited Partnership, an Oregon limited partnership.

                  "Endeavour Co-Investors" shall mean and refer, individually and collectively, to those individuals who are designated on the Signature Pages to the First Amendment as the "Endeavour Co-Investors."

                  "Endeavour Stock" means (i) Series E Preferred Stock held by Endeavour or by the Endeavour Co-Investors on the date of the First Amendment, (ii) Class A Common Stock issued or issuable upon conversion of any Series E Preferred Stock described in clause (i) above, (iii) Equity Securities of the Company issued or issuable with respect to any Equity Securities referred to in any of clauses (i)

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                  through (ii) above or this clause (iii) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular securities constituting Endeavour Stock, such securities shall continue to constitute Endeavour Stock in the hands of any permitted transferee thereof, but will cease to constitute Endeavour Stock when they have been disposed of in a Public Sale.

                  "Endeavour Underlying Common Stock" means all Endeavour Stock which is Class A Common Stock. For purposes of this Agreement, any Person who holds any Endeavour Stock which is not Class A Common Stock will be deemed to be the Holder of the Class A Common Stock obtainable upon the conversion, exercise or exchange to the fullest extent possible of such Endeavour Stock (including the conversion, exercise or exchange of all other Endeavour Stock directly or indirectly obtainable upon any such conversion, exercise or exchange), without regard to any restriction or limitation on any such conversion, exercise or exchange.

                  "First Amendment" shall mean that First Amendment to this Agreement dated as of December ___, 1996 between the Company, Endeavour, the Endeavour Co- Investors and certain original parties to this Agreement.

                  "Majority Endeavour Holders" means, at any time, holders of a majority of the Endeavour Underlying Common Stock.

                  "Series E Preferred Stock" shall mean the Series E Convertible Preferred Stock of the Company, par value $.001 per share.

                  2.2. Section 1 of the Stockholders Agreement is further amended by modifying and/or adding the following language to the following definitions:

                           2.2.1. Additional Preferred Stock. The current
                  definition is deleted and replaced with:

                           "Additional Preferred Stock" shall mean any additional shares of preferred stock issued by the Company other than the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock.

                           2.2.2. Affiliate. Add the following sentence at the end of the definition:

                           For purposes hereof, each of Endeavour and the Endeavour Co-Investors shall be deemed "Affiliates" of one another.

                           2.2.3. Certificate of Incorporation. The current
                  definition is deleted and replaced with:

                           "Certificate of Incorporation" means the Certificate of Incorporation of the Company as amended and in effect on the date of the First Amendment (immediately after the Sixth Amendment and Restatement thereof).

                           2.2.4. Investor and Investors. The current
                  definition is deleted and replaced with:

                           "Investor" and "Investors" shall mean BFC, BofA, ABRY, ABRY/CIP, Oppenheimer, Endeavour and the Endeavour Co-Investors.

                           2.2.5. Investor Stock. Add the following new
                  subsections (iv)(a) and (iv)(b) immediately following subsection (iv) and preceding subsection (v) in the current definition:

                           (iv)(a) Series E Preferred Stock held by Endeavour or by the Endeavour Co-Investors on the date of the First Amendment, (iv)(b) Class A Common Stock issued or issuable upon conversion of any Series E Preferred Stock described in clause (iv)(a) above,

                           2.2.6. Preferred Stock. The current definition is
                  deleted and replaced with:

                           "Preferred Stock" means, collectively, the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Additional Preferred Stock, and is sometimes used to refer to any of such Preferred Stock.

                           2.2.7. Repurchase Majority Holders. The current
                  definition is deleted and replaced with:

                           "Repurchase Majority Holders" means, at any time, any of the (a) holders of a majority of the BFC Underlying Common Stock, (b) holders of a majority of the ABRY Underlying Common Stock then in existence, (c) the Majority Bank Holders and (d) the Majority Endeavour Holders.

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                           2.2.8. Stockholder and Stockholders. The current
                  definition is deleted and replaced with:

                           "Stockholder" and "Stockholders" shall mean the Investors, FINOVA and Management.

                  2.3. Section 7.15 of the Stockholders Agreement is amended by deleting the current 7.15 and replacing it with the following:

                           7.15 Action on behalf of Co-Investors. Each of the
                  parties hereto agrees that:

                           (a) Bank, or any Affiliate thereof (excluding from
                  the definition of "Affiliate" for such purposes the last three sentences thereof) holding any Stockholder Shares, may exercise the rights of the Bank Co-Investors for all Stockholders Shares initially issued to the Bank Co-Investors; and

                           (b) Endeavour, or any Affiliate thereof (excluding
                  from the definition of "Affiliate" for such purposes the last three sentences thereof) holding any Stockholder Shares, may exercise the rights of the Endeavour Co-Investors for all Stockholders Shares initially issued to the Endeavour Co-Investors.

                  2.4. Schedule A of the Stockholders Agreement is amended to include the Endeavour and the Endeavour Co-Investors as set forth in the First Addendum to Schedule A of the Second Amended and Restated Stockholders Agreement, a copy of which is attached to this First Amendment as Exhibit A.

                  2.5. The parties listed on Exhibit A attached hereto shall be deemed parties to the Stockholders Agreement, as amended, and are deemed added to Schedule A of the Stockholders Agreement, as amended.

                  2.6. The following additional Section 7.17 is added to
         Section 7 of the Stockholders Agreement:

                           7.17 Incorporation of Recitals. The Recitals set forth in the First Amendment are incorporated herein.

         3. Notice. All notices and other communications provided for or permitted under the Registration Rights Agreement shall be made pursuant to
Section 12(d) thereof to Endeavour and the Endeavour Co-Investors at the following initial addresses:

         To Endeavour:      The Endeavour Capital Fund Limited Partnership
                            4380 SW Macadam
                            Suite 460
                            Portland, Oregon 97201
                            Attn:   John von Schlegell
                            Facsimile: (503) 223-1384

         With copy to:      Stephen E. Babson, Esq.
                            Stoel Rives, LLP
                            900 S.W. Fifth Avenue
                            Suite 2300
                            Portland, Oregon 97204
                            Facsimile: (503) 220-2480

         To Endeavour
         Co-Investors:      The Endeavour Capital Fund Limited Partnership
                            4380 SW Macadam
                            Suite 460
                            Portland, Oregon 97201
                            Attn:   John von Schlegell
                            Facsimile: (503) 223-1384

         With copy to:      Stephen E. Babson, Esq.
                            Stoel Rives, LLP
                            900 S.W. Fifth Avenue
                            Suite 2300
                            Portland, Oregon 97204
                            Facsimile: (503) 220-2480

         4. Choice of Law. The General Corporation Law of the State of Nevada will govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this First Amendment and the schedules hereto will be governed by the internal law, and not the law of conflicts, of the State of Illinois.

         5. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

         6. Fees and Expenses. The Company shall pay the reasonable legal fees and expenses of the Investors (excluding Endeavour and the Endeavour Co-Investors) incurred in the preparation of this First Amendment, review of the documents and agreements in connection with the transactions described in the Recital hereof and the preparation of additional documents and agreements related to such transactions.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

              [SIGNATURE PAGE FOR FIRST AMENDMENT TO SECOND AMENDED AND
                      RESTATED STOCKHOLDERS AGREEMENT]

                              CITADEL COMMUNICATIONS CORPORATION

                              By  /s/ Lawrence R. Wilson
                                 -------------------------------------
                                 Its
                                     --------------------------------
                               /s/ Lawrence R. Wilson
                              -------------------------------------
                              Lawrence R. Wilson
                              (for purposes of Section 4(a) of the Registration Rights Agreement only)

                               /s/ Claire Wilson
                              -------------------------------------
                              Claire Wilson
                              (for purposes of Section 4(a) of the Registration Rights Agreement only)

                              ABRY BROADCAST PARTNERS II, L.P.

                              By  ABRY CAPITAL, L.P.

                                 Its General partner

                              By   ABRY HOLDINGS, INC.

                                Its General Partner

                              By   /s/ Royce Yudkoff
                                 -------------------------------------
                                  Its
                                     --------------------------------

                              ABRY/CITADEL INVESTMENT PARTNERS, L.P.

                              By  ABRY CAPITAL, L.P.

                               Its General partner

                              By   ABRY HOLDINGS, INC.

                                Its General Partner

                              By  /s/ Royce Yudkoff
                                 -------------------------------------
                                  Its
                                     --------------------------------

             [SIGNATURE PAGE FOR FIRST AMENDMENT TO SECOND AMENDED
                      AND RESTATED STOCKHOLDERS AGREEMENT]

                            BAKER, FENTRESS & COMPANY

                            By  /s/ Scott E. Smith
                               -------------------------------------
                              Its  Executive Vice President
                                  ----------------------------------

                            OPPENHEIMER & CO., INC.

                            By
                               -------------------------------------
                              Its
                                  ----------------------------------

                            BANK OF AMERICA ILLINOIS

                            By  /s/ Robert F. Perille
                               -------------------------------------
                              Its
                                  ----------------------------------

                           FINOVA CAPITAL CORPORATION

                            By  /s/ Matthew M. Grey
                               -------------------------------------
                              Its  Group Vice President
                                  ----------------------------------

             [SIGNATURE PAGE FOR FIRST AMENDMENT TO SECOND AMENDED
                      AND RESTATED STOCKHOLDERS AGREEMENT]

                                     BOFA CO-INVESTORS:

                                                     *
                                     --------------------------------
                                     Christopher J. Perry

                                                     *
                                     --------------------------------
                                     Robert F. Perille

                                                     *
                                     --------------------------------
                                     M. Ann O'Brien

                                                     *
                                     --------------------------------
                                     Ford S. Bartholow

                                                     *
                                     --------------------------------
                                     Jeffrey M. Mann

                                                     *
                                     --------------------------------
                                     Matthew W. Clary

                                                     *
                                     --------------------------------
                                     Sheryl E. Bartol

                                                     *
                                     --------------------------------
                                     Andrea P. Joselit

                                     * By:  /s/ Robert F. Perille
                                           --------------------------
                                           Name:
                                           Attorney-In-Fact

           [SIGNATURE PAGE FOR FIRST AMENDMENT TO SECOND AMENDED AND
                        RESTATED STOCKHOLDERS AGREEMENT]

                             ENDEAVOUR:

                             THE ENDEAVOUR CAPITAL FUND LIMITED
                             PARTNERSHIP

                             By DVS Management, Inc.
                               Its General Partner

                             By  /s/ John W. Dixon
                                -------------------------------------
                               Its  Chairman
                                   ----------------------------------

                             ENDEAVOUR CO-INVESTORS:

                             /s/ Joseph P. Tennant
                             ----------------------------------------
                             Joseph P. Tennant

                             THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94

                             By  /s/ Richard M. Schafbuch
                                -------------------------------------
                                Richard M. Schafbuch, Trustee

                             By  /s/ Susan P. Schafbuch
                                -------------------------------------
                                Susan P. Schafbuch, Trustee

                             BABSON CAPITAL PARTNERS LIMITED
                             PARTNERSHIP

                             By  /s/ Stephen E. Babson
                                -------------------------------------
                                Its  General Partner
                                    ---------------------------------

                              /s/ Tal Johnson
                             ----------------------------------------
                             Tal Johnson

                              /s/ Edward T. Hardy
                             ----------------------------------------
                             Edward T. Hardy

                              /s/ Ralph W. McKee
                             ----------------------------------------
                             Ralph W. McKee

                                   EXHIBIT A

                   FIRST ADDENDUM TO SCHEDULE A OF THE SECOND
                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                                                          SHARES OF CLASS A
                                                                           COMMON STOCK ON
            NAME                                SHARES                            A
            ----                                ------                    FULLY DILUTED BASIS
                                                                          -------------------
The Endeavour Capital Fund Limited      418,612 shares of Series E               418,612
Partnership                             Preferred Stock
Attn: John von Schlegell
4380 SW Macadam
Suite 460
Portland, Oregon 97201
Facsimile: (503) 223-1384

With copy (which will not constitute
notice) to:
Stephen E. Babson, Esq.
Stoel Rives, LLP
900 S.W. Fifth Avenue
Suite 2300
Portland, Oregon 97204
Facsimile: (503) 220-2480

If any of:                                                                        32,700
----------
Joseph P. Tennant                       32,700 Shares of Series E
937 SW 14th, Suite 200                  Preferred Stock
Portland, OR 97205
Facsimile: (503) 299-6653

The Schafbuch Family Trust U/a/d        9,894 Shares of Series E                   9,894
2-15-94                                 Preferred Stock
c/o Richard M. Schafbuch
4444 W. Burnside
Portland, OR 97210-1084
Facsimile: (503) 241-7422

Babson Capital Partners Limited         3,956 Shares of Series E                   3,956
Partnership                             Preferred Stock
c/o Stephen E. Babson
900 SW Fifth Ave., Suite 2300
Portland, OR 97202
Facsimile: (503) 220-2480

Tal Johnson                             1,977 Shares of Series E                    1,977
3401 SE 8th Ave.                        Preferred Stock
Portland, OR 97202
Facsimile: (503) 231-8801

Edward T. Hardy                         12,029 Shares of Series E                  12,029
Deschutes River Broadcasting, Inc.      Preferred Stock
6420 SW Macadam, Suite 206
Portland, OR 97201
Facsimile: (503) 244-7953

Ralph W. McKee                          3,561 Shares of Series E                    3,561
223 Pacific Court                       Preferred Stock
Ridgeland, WA 99352

With copy (which will not constitute
notice) to:
Stephen E. Babson, Esq.
Stoel Rives, LLP
900 S.W. Fifth Avenue, Suite 2300
Portland, Oregon 97204
Facsimile: (503) 220-2480

                                        TOTAL (this Addendum only):               482,729